UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

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November 5, 2009
Date of Report (Date of Earliest Event Reported)

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GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50723 (Commission File Number)	04-3638229 (I.R.S. Employer Identification No.)
One New York Plaza New York, New York (Address of principal executive offices)	10004 (Zip Code)

212-902-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

For the period of September 1, 2009 through September 30, 2009, Goldman Sachs Hedge Fund Partners, LLC (“HFP” or the “Company”), Goldman Sachs Global Tactical Trading, LLC (“GTT”), Goldman Sachs Global Equity Long/Short, LLC (“GELS”), Goldman Sachs Global Relative Value, LLC (“GRV”), Goldman Sachs Global Fundamental Strategies, LLC  (“GFS”), Goldman Sachs Global Fundamental Strategies Asset Trust (“GFS Trust”) and Goldman Sachs HFP Opportunistic Fund, LLC (“HFPO” and collectively with GTT, GELS, GRV, GFS and GFS Trust, the “Investment Funds”) had net returns set forth in the tables below:

Company	September 2009 Net Return
HFP Class A Series 1(1)	1.51%

Investment Fund	September 2009 Net Return
GTT(2)(5)	1.80%
GELS(2)(5)	1.53%
GRV(2)(5)	2.54%
GFS(2)(5)(6)	2.21%
GFS Trust(3)(5)(6)	1.67%
HFPO(4)(5)	0.93%

(1)
The Company’s net return has been computed based on the performance of the Company net of all fees and expenses including, among others (i) incentive allocations to Goldman Sachs Hedge Fund Strategies LLC, the Company’s “Managing Member” and (ii) a monthly management fee to the Managing Member.

(2)	These returns are based on the performance of Class C Series 1 units.

(3)	This return is based on the performance of GFS Trust interests.

(4)	This return is based on the performance of Class A Series 1 units.

(5)
The returns are net of administration fees and compensation paid to advisors.  No management fee or incentive allocation was charged by the managing member of the Investment Funds with respect to the Company’s investment in any of the Investment Funds.

(6)	The aggregate September 2009 Net Return for GFS and GFS Trust was 2.07%.

The Company undertakes no obligation to publicly update or revise the information contained herein, although it may do so from time to time as the Managing Member of the Company believes is warranted.

Past results of the Company and the Investment Funds are not necessarily indicative of future performance.  No assurance can be made that profits will be achieved or that substantial losses will not be incurred.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date:  November 5, 2009

GOLDMAN SACHS HEDGE FUND PARTNERS, LLC (Registrant)
By:	Goldman Sachs Hedge Fund Strategies LLC Managing Member

By:	/s/ Jennifer Barbetta
Jennifer Barbetta
Managing Director and Chief Financial Officer